Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Radient Pharmaceuticals Corporation (the “Company”) on Form 10-Q for the six months ending June 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Akio Ariura, Chief Operating Officer and Chief Financial Officer of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented.

Date: August 15, 2011	/s/ Akio Ariura
Akio Ariura
Chief Operating Officer, Chief Financial Officer